UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2010

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 7, 2010, Lexmark International, Inc. (“Lexmark”) completed its acquisition of Perceptive Software, Inc., a Delaware corporation (“Perceptive Software”) pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") by and among Lexmark, 2010 Paris Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Lexmark ("Merger Sub"), Perceptive Software, and a representative of the Perceptive Software stockholders, as Stockholders’ Agent.  Pursuant to the Merger Agreement, Lexmark acquired Perceptive Software through the merger of Merger Sub with and into Perceptive Software, with Perceptive Software continuing as the surviving company in the merger (the "Merger").

Pursuant to the Merger Agreement, Lexmark paid two hundred eighty million dollars ($280,000,000) in cash to acquire all issued and outstanding common stock, par value $0.001 per share, and preferred stock, par value $0.001 per share, of Perceptive Software.  Approximately twenty-eight million dollars ($28,000,000) of the consideration was placed in escrow for a period of fifteen (15) months following the closing to secure indemnification obligations of Perceptive Software and its stockholders relating to the accuracy of representations and warranties and the satisfaction of covenants.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is referenced as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

On June 3, 2010, Lexmark received notification from the United States Federal Trade Commission of the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Merger.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

No financial statements are required by Item 9.01(a) of Form 8-K.

(b)           Pro Forma Financial Information.

No financial statements are required by Item 9.01(b) of Form 8-K.

(d)           Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger by and among Lexmark International, Inc., 2010 Paris Acquisition Co., Perceptive Software, Inc. and the Stockholders’ Agent, dated as of May 20, 2010 (incorporated by reference to Exhibit 2.1 to Lexmark's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2010).*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lexmark agrees to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

June 7, 2010

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger by and among Lexmark International, Inc., 2010 Paris Acquisition Co., Perceptive Software, Inc. and the Stockholders’ Agent, dated as of May 20, 2010 (incorporated by reference to Exhibit 2.1 to Lexmark's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2010).*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lexmark agrees to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.